UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) May 26, 2004


                        Commission File Number 000-28638


                                EMPS CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


               NEVADA                                       87-0617371
   ---------------------------------            --------------------------------
    (State or other jurisdiction of             (I.R.S. Employer Identification
     incorporation or organization)                           Number)



               2319 Foothill Blvd. Suite 250, Salt Lake City, Utah
              ----------------------------------------------------
                    (Address of principal executive offices)

                                      84109
                                  -------------
                                   (Zip Code)

                                 (801) 746-3700
                 -----------------------------------------------
                (Registrant's Executive Office Telephone Number)

ITEM 9. REGULATION FD DISCLOSURE

         On May 26, 2004, EMPS Corporation issued a press release announcing its acquisition of a 100% interest in TatArka, LLP, and a 50% controlling interest in Kazmorgeophysica, CJSC. That press release is filed as Exhibit 99.1 to this report and incorporated herein by this reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EMPS CORPORATION



Date: May 26, 2004                  By: /s/ Mirgali Kunayev
                                        ----------------------------------------
                                        Mirgali Kunayev, Chief Executive Officer